Exhibit 99.06

Executive Summary

OBX 2026-NQM14

Overview

Maxwell Diligence Solutions, LLC (“MaxDiligence”) performed certain due diligence services (the “Review”) described below on newly originated residential mortgage loans acquired by Onslow Bay Financial LLC. The Review was conducted from November 2025 to July 2026 on mortgage loans originated between September 2025 and July 2026.

The Review consisted of 100% of the population of 410 loans with an original loan balance of $227,454,609.00.

Scope of Review

Credit Review

MaxDiligence performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The credit review will include the following (collectively, the “Credit Review”):

1.	Review Initial & Final Application
a.	Check application for completeness. Determine whether the information in the preliminary Loan application, final application, and all credit documents is consistent or reconciled.
b.	Validate Social Security/Taxpayer Identification number is valid
c.	Compare data on final form 1003 with the data from verifications
d.	Check application is complete, signed, and dated, on or before loan consummation date, and the loan officer NMLS information is complete
2.	Review AUS Decision and Approval Conditions
a.	Underwriting decision is supported (manual underwrite credit conditions have been satisfied prior to closing the approved Loan package)
b.	Validation of income calculations
c.	Validation of assets/funds to close
d.	Validation of debt-to-income (“DTI”) calculations
e.	Validation of debt service coverage ratio (“DSCR”) calculations
f.	Validation of loan to value (“LTV”) calculations
g.	Validation of payment shock calculations, if applicable

h.	For each DSCR Loans, if applicable:
i.	Review of hazard coverage and verification that sufficient coverage was in place on subject and all premiums were included in DSCR
ii.	Mortgage Insurance Certificate was in file, if applicable, and coverage was sufficient, and premium was included in DSCR
iii.	Review of rental income and /or market rents and validation of DSCR calculation
iv.	Review for Business Purpose and Non-Owner Occupancy Certifications, as required according to the guidelines.
3.	Review Occupancy/Red Flags
a.	Validate Social Security number and year issued
b.	Verify address information associated with the borrower (s)
c.	Determine if occupancy is supported
d.	Determine if red flags were adequately addressed
4.	Reverification of Borrower Original and Audit Credit Report
a.	Validate borrower name(s), social security number(s), and addresses
b.	Investigate and clear any alias
c.	Validate credit inquiries within ninety (90) days have been properly addressed
d.	Acceptable credit history and credit score requirements
5.	Reviews Fraud Report to compare vs loan documentation:
a.	Validates Social Security number and year issued
b.	Verify address information associated with the borrower (s)
c.	Confirms OFAC clearances
d.	Reveals any potential bankruptcy filings
6.	Review of Borrower Employment, Income, and Asset Information
a.	Employment
i.	Compare for conflicting information
ii.	Check dates for document expiration
iii.	Complete forms and documentation
iv.	Evaluate history and stability of employment

b.	Income
i.	Review employment and income by analyzing income documents and comparing against re-verification documents
ii.	W-2s and paystubs, if applicable
iii.	Transcripts (as applicable) support income
iv.	Tax returns and profit and loss statements, as applicable

v.	Bank Statements or other alternate income documents as required by the guidelines
vi.	Consistent/continuing employment, if applicable
vii.	Lease agreements and market rents, if applicable

c.	Assets
i.	Confirm adequate funds to cover required down payment and closing costs and reserves
ii.	Check dates for document expiration
iii.	Sufficient funds were sourced and seasoned
iv.	Gift funds verified and met guidelines
7.	Review Sales Contract
a.	Complete and executed
b.	Earnest money deposit verified
c.	Parties are consistent
d.	Seller contributions are within guidelines
8.	Hazard and Flood (if applicable)
a.	Verify sufficient coverage
b.	Verify coverage is for subject
c.	Validate all premiums are included in DTI and any required upfront premium is paid
9.	Mortgage Insurance (if applicable)
a.	Certificate in file
b.	Sufficient coverage
c.	Premium indicated and included in DTI
10.	Review Title Commitment/Policy
a.	Vesting correct
b.	Lien position
c.	Legal description
d.	Validate no encumbrances
11.	Review Closing Documents
a.	Review security documents to ensure the Loan was closed in accordance with approval and with all required signatures and NMLS identifiers
b.	Correct and complete instruments
c.	Closing Disclosure
d.	Right to Cancel (if applicable)

12.	Qualified Mortgage / Ability-to-Repay Review

Loans with application dates after January 10, 2014 and prior to October 1, 2022 are subject to the Qualified Mortgage (“QM”) rule and the Ability to Repay (“ATR”) rule under Regulation Z of the Truth in Lending Act, as amended. For covered loan transactions for which creditors receive an application on or after March 1, 2021, but prior to October 1, 2022, creditors had the option of complying with either (1) the original, DTI-based General QM loan definition or (2) the revised, price-based General QM loan definition. Effective October 1, 2022, loans with application dates on or after such date must comply with only the revised, price-based the General QM Final Rule, as well as the ATR rule. For these Loans, MaxDiligence will (a) confirm that the creditor provided a QM designation and (b) review the Loan for the eight (8) underwriting factors set forth Section 12(E)

(A)	MaxDiligence will review each mortgage loan to determine each mortgage loan’s status under the QM and ATR rule requirements and assign a QM and ATR designation as determined by MaxDiligence. MaxDiligence will note as a material exception if its QM and ATR designations do not confirm to the originator’s original QM and ATR designations. Additionally, MaxDiligence will note if an originator’s mortgage loan designation was not provided. MaxDiligence shall use the following designations:

a.	MaxDiligence utilizes the following QM designations for applicable loans:
i.	QM Safe-Harbor
ii.	QM Rebuttal Presumption (including Higher-priced loans)
iii.	Temporary QM (for all applications prior to June 30, 2021)
iv.	Non-QM

b.	MaxDiligence utilizes the following ATR designations for applicable loans:
i.	ATR Compliant
ii.	ATR Fail
iii.	ATR Exempt

(B)	In order to determine the QM designation, as applicable, MaxDiligence will review each Loan for the following:

a.	Use of any risky mortgage loan features and terms (e.g. an interest only feature or negative amortization);
b.	Do the “points and fees” exceed the applicable QM threshold;
c.	Was monthly payment calculated appropriately;
d.	Did the creditor considered and verify income or assets at or before consummation;
e.	Did the creditor appropriately considered debt obligations, alimony and child support;
f.	For mortgage loan applications prior to October 1, 2022, if the DTI ratio exceeded 43% (calculated in accordance with Appendix Q to Regulation Z).

g.	For mortgage loan applications on and after October 1, 2022, for which the annual percentage rate does not exceed the average prime offer rate for a comparable transaction as of the date the interest rate is set by the amounts specified based on loan amount (adjusted annually on January 1 by the annual percentage change in the Consumer Price Index for All Urban Consumers (CPI-U) that was reported on the preceding June 1) and the lien position of the proposed credit:
i.	For a first-lien covered transaction with a loan amount greater than or equal to $110,260 (indexed for inflation), 2.25 or more percentage points; or
ii.	For a first-lien covered transaction with a loan amount greater than or equal to $66,156 (indexed for inflation) but less than $110,260 (indexed for inflation), 3.5 or more percentage points; or
iii.	For a first-lien covered transaction with a loan amount less than $66,156 (indexed for inflation), 6.5 or more percentage points; or
iv.	For a first-lien covered transaction secured by a manufactured home with a loan amount less than $110,260 (indexed for inflation), 6.5 or more percentage points; or
v.	For a subordinate-lien covered transaction with a loan amount greater than or equal to $66,156 (indexed for inflation), 3.5 or more percentage points; or
vi.	For a subordinate-lien covered transaction with a loan amount less than $66,156 (indexed for inflation), 6.5 or more percentage points.

(C)	Upon completion of Section 12(B) above, if a Loan is determined to be a QM loan, MaxDiligence will determine if the Loan is a Higher-Priced Mortgage Loan (“HPML”) as defined by 12 CFR 1026.35:
a.	If the Loan is HPML, then the Loan shall be designated as QM Rebuttal Presumption (Higher Priced);
b.	If the Loan is not an HPML, then the Loan shall be designated as QM Safe Harbor.

(D)	Upon completion of Section 12(B) above, for each Loan that is designated as Non-QM, MaxDiligence then will determine whether the mortgage loan complies with the ATR rule, in accordance with the Guidelines.

(E)	MaxDiligence will evaluate the Loan for ATR compliance based on the following eight factors and will verify such information using reasonably reliable third-party records, at or before consummation:
a.	Income / Assets: Recalculate borrower(s)’s monthly gross income, and validate funds required to close and required reserves, to confirm that the borrower has current or reasonably expected income or assets (other than the value of the property that secures the Loan) that the borrower will rely on to repay the Loan. Review Loan documentation for required level of income and asset verifications.

b.	Employment: Review file documentation for required level of employment.
c.	Monthly Mortgage Payment: Confirm that the correct program, qualifying rate, and terms were used to calculate projected monthly mortgage payment.
d.	Simultaneous Loans: Ensure that all concurrent Loans were included in the DTI calculation, to properly assess the ability to repay.
e.	Mortgage-Related Obligations: Validate that the subject Loan’s monthly payment calculation includes principle, interest, taxes, and insurance, as well as other costs related to the property such as homeowners’ association fees, private mortgage insurance, ground rental fees, etc.
f.	Debts / Obligations: Validate monthly recurring non-mortgage-related liabilities.
g.	DTI / Residual Income - Validate DTI or “residual income,” based upon all mortgage and non-mortgage obligations, calculated as a ratio of gross monthly income, based on documentation provided in the file.
h.	Credit History: Review credit report for credit history and required credit depth, including any / all inquiries, and determine a representative credit score from the credit report.

(F)	Upon completion of Section 12(E) above, MaxDiligence will assign an ATR designation.

Property Review

MaxDiligence performed a “Property Review,” which included the following:

1.	Property Review
a.	MaxDiligence’s review included a review of the valuation materials utilized during the origination of the applicable Loan and in confirming the value of the underlying property. MaxDiligence’s review will include verifying the appraisal report:
b.	On the appropriate appraisal form:
i.	All elements of appraisal are present
ii.	Ensure all applicable Loan documents match appraisal information
iii.	Property is acceptable collateral for Loan program
iv.	Completed by an appraiser that was actively licensed to perform the valuation
v.	Completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, or if the appraisal was performed for another lender, the file contains a transfer letter from the original lender

vi.	The original appraisal report is made and signed prior to the final approval of the mortgage loan application; Any revisions, if made known to MaxDiligence, to the original report are documented and dated completed and dated within the guideline’s restrictions,
vii.	The original appraisal is ‘As is' or Inspection received including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.
viii.	Determine whether the appraised value is supported at or within 10% variance based on a third-party valuation product. If a third-party valuation product is in file but notes a variance above 10% or an inconclusive value, MaxDiligence recommended a BPO or field review be ordered.
ix.	With regard to the use of comparable properties, MaxDiligence’s review will (a) reviewed the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (b) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (c) verified that comparable properties used are similar in size, style, and location to the subject, and (d) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.
x.	Other aspects of MaxDiligence’s review included (i) verifying that the address matched the mortgage note, ((ii) if requested, noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same, (iii) confirming the appraisal report does not include any apparent environmental problems, (iv) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (v) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vi) confirming that the value product that was used as part of the origination decision conforms with rating agency requirements.
c.	If more than one valuation was provided, MaxDiligence will confirm consistency among the valuation products and if there are discrepancies that could not be resolved, MaxDiligence created an exception, and work with the client on the next steps which may include ordering of additional valuation products such as collateral desktop reviews, broker’s price opinions, and full appraisals, if needed. If the property valuation products included in MaxDiligence’s review result in a variance of more than 10% then the client was notified of such variance.

d.	MaxDiligence confirmed to the extent possible, that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, MaxDiligence will review the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.
e.	In addition, MaxDiligence accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.
f.

Value Analysis Summary

Of the 9 mortgage loans reviewed, 9 mortgage loans had no variances greater than 10% from the origination appraisal.

Compliance Review

“Compliance Review” means that MaxDiligence will review each Loan to determine, as applicable and subject to the limitations below, whether the Loan complies with the applicable Federal, State, and local regulatory requirements, each as amended. A Compliance Review shall not apply to business purpose loans.

The below Compliance Review is applicable to Loans with an application date on or after October 3, 2015, which are subject to the TILA/RESPA Integrated Disclosure Rule (“TRID”). With regard to TRID testing, MaxDiligence implemented the TRID scope of review as detailed in (i) Section III -Regulatory Compliance of the SFA RMBS TRID Grid 4.0 Compliance Review Scope published by the Structured Finance Association (formerly SFIG) (the "SFA RMBS Compliance Review Scope") and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. On an ongoing basis, MaxDiligence reviews updated interpretations of TRID through informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”), such CFPB guidance may cause changes in the review scope and severity of TRID related exceptions, including applicable cures. While MaxDiligence continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity.

1.	Loan Estimates (“LEs”)
a.	Review the initial LE and confirm (i) the correct form was used; (ii) all sections of the Initial LE are completed; and (iii) the initial LE accurately reflects the information provided to MaxDiligence.
b.	If there is a revised LE, confirm (i) that there is a “valid reason” for the revised LE; and (ii) that the revised LE was issued within three (3) days of the change.

c.	Determine which LE in the file is the “final binding” LE for the purpose of Tolerance Testing. A revised LE that is issued after the CD, or that does not state a valid reason will not be used for the purposes of Tolerance Testing. All revised LEs issued to the consumer will be reviewed for accuracy of terms.
d.	Confirm initial LE was delivered within three (3) business days from the application date, and at least seven (7) business days prior to the consummation date.
e.	Confirm revised LE was delivered within three (3) business days from date of the “valid reason” giving rise to the Revised LE, and at least four (4) business days prior to the consummation date.
f.	Confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations
2.	Closing Disclosures (“CDs”)
a.	Review the CD review and confirm (i) the correct form was used; (ii) all sections of the CD are completed; and (iii) the CD accurately reflects the information provided to MaxDiligence.
b.	If a subsequent CD is issued, confirm (i) that there was a valid reason for the change; (ii) that the CD was issued within three (3) days of the change; and (iii) whether the reason for the change requires a new 3-day waiting period prior to the consummation date.
c.	Confirm initial CD, and any subsequent CD with material changes (i.e. changes that require a new waiting period), was received at least three (3) business days prior to the consummation date. With respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than sixty (60) days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than sixty (60) days after consummation.
3.	Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

Rescission

a.	Failure to provide the right of rescission notice;
b.	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
c.	errors in the right of rescission notice;
d.	failure to provide the correct form of right of rescission notice;
e.	failure to provide the three (3) business days rescission period; and
f.	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

4.	Tolerance Testing. Compare the fees disclosed in the final binding LE to those in the final CD, and confirm that final CD fees are within the permitted tolerances. Confirm the total of payments are considered accurate as defined by Regulation Z. Confirm Finance Charge tolerances are correct.
5.	Subsequent Changes. Review the file to determine (i) whether there is evidence that certain changes or errors (per the regulation) were discovered subsequent to closing, (ii) and whether the Loan originator followed the prescribed cure. Test for evidence such as a copy of the refund check, or a corrected, post-consummation CD (“PCCD”), and (iii) with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than sixty (60) days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than sixty (60) days after consummation.
6.	Loan Toolkit (§1026.19):
a.	Confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
b.	Confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

7.	TILA
a.	High-cost Mortgage (§§1026.31, 32 and 33):
i.	Points and fees threshold test;
ii.	APR threshold test;
iii.	Prepayment penalty test; and
iv.	Compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
b.	Higher-priced Mortgage Loan (§1026.35):
i.	APR threshold test; and
ii.	Compliance with the escrow account and appraisal requirements.
c.	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i.	Review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii.	Review relevant document to determine if there was dual compensation; and
iii.	Review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
•	Note: Where available, MaxDiligence will reviewe the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, MaxDiligence’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

d.	Homeownership counseling (§1026.36):
i.	Determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first-time homebuyer that contains a negative amortization feature.
e.	Mandatory Arbitration Clauses (§1026.36):
i.	Determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.
f.	Prohibition on Financing Credit Insurance (§1026.36):
i.	Determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance in jurisdictions where it is prohibited.
g.	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i.	Review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii.	Verify the data against the NMLSR database, as available.
8.	RESPA:
a.	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i.	Confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;
ii.	Verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii.	Confirm the presence of the Your Home Loan Toolkit/Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;
iv.	Confirm the Your Home Loan Toolkit /Special Information Booklet was provided within three (3) business days of application;
v.	Confirm the presence of the CHARM booklet when applicable;
vi.	Confirm that the CHARM booklet was issued within three (3) business days of application;
vii.	Confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;

viii.	Confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
ix.	Confirm the Affiliated Business Arrangement Disclosure is executed;
x.	Confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;
xi.	Confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) business days of application; and
xii.	Confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.
9.	ECOA: The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:
a.	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i.	Timing and content of the right to receive copy of appraisal disclosure;
ii.	Charging of a fee for a copy of the appraisal or other written valuation;
iii.	Timing of creditor providing a copy of each appraisal or other written valuation; and
b.	iv) With respect to a borrower that has waived the three (3) Business Day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.
10.	Other Provisions
a.	Texas:
i.	The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;
b.	Fed/State/Local Predatory Lending:
i.	The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;
c.	Prepay Penalties and Late Fees:
i.	Federal and state specific late charge and prepayment penalty provisions.
11.	Exclusions. MaxDiligence will not test:
a.	Loan types that are excluded from compliance with TRID.
b.	Technical formatting of disclosures.
c.	Other Post-consummation disclosures, including Escrow Closing Notice; and Mortgage servicing transfer and partial payment notices.

d.	For Loans made by an FDIC-supervised institution or servicer, extended or renewed on or after January 1, 2016, whether prohibited fees were collected prior to the initial LE being issued
e.	Whether any fee is a “bona fide” fee for third-party services
f.	Whether the loans comply with all federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.

Summary of Results

OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria of the relevant NRSROs, 100% of the loans received a grade of “B” or higher, with 92.44% of the pool receiving an overall “A” grade.

Final Loan Grades

Rating Agency Final Overall Grade Summary

Overall	# of Mortgage Loans	% of Mortgage Loans
A	379	92.44%
B	31	7.56%
C	0	0.0%
D	0	0.0%
Total	410	100.0%

Final Credit Grade Summary
Credit	# of Mortgage Loans	% of Mortgage Loans
A	382	93.17%
B	28	6.83%
C	0	0.0%
D	0	0.0%
Total	410	100.0%

Final Property Grade Summary
Property	# of Mortgage Loans	% of Mortgage Loans
A	405	98.78%
B	5	1.22%
C	0	0.0%
D	0	0.0%
Total	410	100.0%
Final Compliance Grade Summary
Compliance	# of Mortgage Loans	% of Mortgage Loans
A	409	99.76%
B	1	0.24%
C	0	0.0%
D	0	0.0%
Total	410	100.0%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Credit Grade of “A”, a Compliance Grade of “B”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Count
Compliance	A	1-4 Family Rider is Missing	2
		Charges That Cannot Increase Test (50001251)	5
		Charges That In Total Cannot Increase More Than 10% Test (50001257)	1
		Charges That In Total Cannot Increase More Than 10% Test (50001258)	1
		Condo Rider is Missing	1
		Disclosure - ROR/Incorrect Form:New creditor (H8) version required	1
		Federal - Closing Disclosure and Consummation Date	2
		Federal - Finance Charge Disclosure Tolerance (Closed End)	1
		Federal - Loan Estimate Received At Least Four Business Days Before Consummation	1
		Federal - Maximum Late Fee (01/14)	1
		Federal - Qualified Mortgage Loan Features (01/14)	1
		Federal - Right of Rescission (Loan Disbursement Violation) (TILA)	1
		Federal - Section 32 Disclosure Required (High Cost)	1
		Final CD: Calculating Cash to Close Closing Costs Paid, Closing Costs Financed, Down Pmt, Deposit, and/or Funds for Borrower discrepancy	1
		Final CD: Prepayment Penalty is missing or inaccurate	3
		HUD-1 not executed properly	1
		HighCost: APR/FEES	1
		HighCost: Fees	1
		Insufficient Change of Circumstance (50001252)	3
		Intent to Proceed is Missing or Incomplete	3
		Late Charge Grace Period is less than 10 days	1
		Lender Credits That Cannot Decrease Test (50001262)	1
		Missing Attorney Preference Letter	3
		Missing Change of Circumstance	1
		Missing Doc - Affiliated Business Disclosure/Missing	6
		Missing Doc - CHARM Booklet/Missing	2

		Missing Doc - Homeownership Counseling Disclosure/Missing	3
		Missing Initial Escrow Disclosure	1
		Missing Initial TIL	1
		Missing Prepayment Rider	1
		Missing Service Provider List	2
		Missing Tangible Net Benefit Disclosure	1
		Missing Toolkit Disclosure/Booklet	2
		Missing US Patriot Act Disclosure or ID	1
		Missing Warranty / Transfer Deed	4
		Missing evidence of rate lock	14
		Missing required ARM Rider	1
		New York - Subprime Home Loan (First Lien)(02/10)	1
		No Compliance Findings	86
		No Compliance Tests Performed	262
		Note Indicates Interest Only Terms but Loan not Approved as an Interest Only Program or Program does Not Allow for Interest Only Terms	1
		PUD Rider is Missing	2
		Post Consummation CD Required	2
		TRID: Missing Initial Closing Disclosure	5
		TRID: Missing Loan Estimate	1
		The Deed of Trust is Incomplete	2
		The Deed of Trust is Missing	2
		The Final 1003 is Incomplete	6
		The Initial 1003 is Missing	2
		The Note is Incomplete	2
		Total Compliance Grade (A) Exceptions	451
Compliance	B	Insufficient Tolerance Cure	1
		Total Compliance Grade (B) Exceptions	1
Credit	A	All Interested Parties Not Checked with Exclusionary Lists	3
		Approval/Underwriting Summary Not Provided	9
		Asset 1 Does Not Meet Guideline Requirements	2
		Asset 1 Less Than 2 Months Verified	1
		Asset 1 Missing	2
		Asset 2 Does Not Meet Guideline Requirements	1
		Asset 2 Less Than 2 Months Verified	2
		Asset 2 Missing	1
		Asset 3 Does Not Meet Guideline Requirements	1
		Asset 3 Less Than 2 Months Verified	1
		Asset 3 Missing	1
		Asset 4 Missing	1
		Asset Qualification Does Not Meet Guideline Requirements	2
		Assets - Authorization Access for Joint Account	2

Assets - Earnest Money Deposit	2
Assets - Insufficient Cash to Close or Reserves	3
Assets - Insufficient Source Seasoning	1
Assets - LOE Missing	2
Assets - Large Deposits	1
Assets - Large Deposits/Acceptable	1
Assets - Miscellaneous	4
Audited CLTV Exceeds Guideline CLTV	1
Audited DTI Exceeds Guideline DTI	4
Audited FICO is less than Guideline FICO	1
Audited HCLTV Exceeds Guideline HCLTV	1
Audited LTV Exceeds Guideline LTV	4
Audited Reserves are less than Guideline Required Reserves (Number of Months)	3
Borrower - Residency Alien Documentation	1
Borrower 1 3rd Party VOE Prior to Close Missing	9
Borrower 1 Award Letter Missing	1
Borrower 1 Business Bank Statements Missing	1
Borrower 1 Business Tax Returns Less Than 24 Months Provided	1
Borrower 1 CPA Letter Missing	2
Borrower 1 Credit Report is Missing	2
Borrower 1 Executed 4506-T Missing	3
Borrower 1 Gap Credit Report is Expired (Greater than 10 Days from Closing/Settlement Date)	1
Borrower 1 Gap Credit Report is Missing	10
Borrower 1 Personal Tax Returns Less Than 24 Months Provided	1
Borrower 1 Tax Returns Not Signed	1
Borrower 1 W2/1099 Missing	1
Borrower 1 YTD Profit & Loss Missing	1
Borrower 2 3rd Party VOE Prior to Close Missing	1
Borrower 2 Gap Credit Report is Missing	2
Borrower 2 Lease Agreements Missing	1
Builder is in control of HOA	1
Business Purpose - Loan Guaranty/Missing	5
Calculated DSCR does not meet the Minimum DSCR allowed	2
Cash Deposit	4
Cash To Borrower does not meet eligibility requirement(s)	1
Cash reserves less than required by guidelines	7
Citizenship Documentation Not Provided	2
Condo - Documentation	2
Condo - HOA Budget Missing	4
Condo - HOA Dues	1
Condo - Master Policy Insufficient	2

Corporation/LLC: Certificate of Good Standing Doc is Missing	2
Corporation/LLC: EIN Doc is Missing	3
Corporation/LLC: Operating Agreement Doc is Incomplete	1
Corporation/LLC: Operating Agreement Doc is Missing	2
Credit Documentation - Letter of Explanation	4
Credit Documentation - Mortgage History	1
Credit Documentation - Undisclosed Liabilities	2
Credit Profile - Other	1
Eligibility - Borrower Identity	3
Eligibility - Citizenship Requirements	1
Eligibility - Investor Experience	2
Eligibility - Non-Occupant Co-Borrower	1
Eligibility - Occupancy	1
Eligibility - Red Flags	1
Employment - Evidence of Self-Employment Missing	1
Excessive Cash-Out on a Limited Cash-Out Refinance	1
Executed Exchange Agreement/Forward Sales Agreement Missing	2
Final Settlement Statement Missing.	4
Flood Certificate Missing	2
Flood Insurance Policy Missing	1
Fraud Report Shows Uncleared Alerts	1
Gift Letter - Donor Qualification	1
Gift Letter - Missing	2
Guideline - Federal and/or State High Cost Ineligible per guidelines	1
HO6 Master Insurance Policy is Missing	1
HO6 Master Insurance Policy is Partial	1
Hazard Insurance - Other Insurance Incomplete	7
Hazard Insurance Coverage Amount is less than Required Coverage Amount	2
Hazard Insurance Coverage is less than all Subject Lien(s)	1
Hazard Insurance Effective Date is after the Disbursement Date	4
Hazard Insurance Expiration Date is before the Note Date	1
Hazard Insurance Policy is Missing	3
Hazard Insurance Policy is Partial	5
Housing History Does Not Meet Guideline Requirements	9
Income - Comparable Rent Schedule Form 1007 Missing	1
Income - Documentation Expired	1
Income - Income Documentation Missing	3
Income - LOE Missing	2
Income - Rental Property	1
Liabilities - Collections	1
Liabilities - Not Verified	2
Liabilities - Payoff Missing	2
Liabilities - REO	16

		Loan Package - Trust Agreement Missing	2
		Missing Application	3
		Missing Business Purpose Affidavit	1
		Missing Income - Bank Statements	1
		Missing Income - Business Tax Returns	1
		Missing Lease Agreement	2
		Missing Property Tax Cert	3
		Missing Tax Cert	1
		Missing VOM or VOR	12
		Missing VVOE dated within 10 days consummation	1
		Missing letter of explanation	5
		Named Insured on HO6 Master Policy does not match HOA Name	1
		No Credit Findings	199
		Other Credit Finding	5
		Program Parameters - Borrower/Business Entity Ineligibility	2
		Program Parameters - Guidelines Conformity	5
		Program Parameters - Loan Purpose	1
		Program Parameters - Occupancy	1
		Program Parameters - Property Type	2
		Property Title Issue	4
		Purchase Contract - Addendum Missing	13
		Purchase Contract - Addendum Missing Signature(s)	1
		Purchase Contract - Missing	2
		Purchase Contract - Missing Signature(s)	1
		Purchase Contract - Parties	2
		Purchase is not considered to be an Arm's Length Transaction	2
		Reserves - Insufficient for REO	1
		Satisfactory Chain of Title not Provided	2
		Subject loan is in Flood Zone and Notice of Special Flood Hazard Disclosure Not Completed	1
		Third Party Fraud Report Partially Provided	4
		Third Party Fraud Report not Provided	19
		Title Commitment - Other	2
		Title Coverage is Less than Subject Lien(s) Total	2
		Title Document Missing	5
		Verification Documentation - Expired	1
		Verification Documentation - VOM Missing/Incomplete	1
		Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	7
		Total Credit Grade (A) Exceptions	549
Credit	B	Audited CLTV Exceeds Guideline CLTV	5
		Audited HCLTV Exceeds Guideline HCLTV	5
		Audited LTV Exceeds Guideline LTV	5

		Calculated DSCR does not meet the Minimum DSCR allowed	1
		Cash Out Does Not Meet Guideline Requirements	2
		Cash reserves less than required by guidelines	1
		Condo - Documentation	1
		Condo - HOA Budget Missing	1
		Credit Profile - Insufficient Tradelines	2
		Eligibility - Investor Experience	3
		Income - Guideline Requirements	1
		Income 1 Income Trend is Decreasing	1
		Income and Employment Do Not Meet Guidelines	1
		Program Parameters - Guidelines Conformity	5
		Program Parameters - Loan Amount Eligibility	1
		Purchase is not considered to be an Arm's Length Transaction	5
		Transaction is not arm's length	1
		Total Credit Grade (B) Exceptions	41
Property	A	Appraisal - Borrower Info	1
		Appraisal - Other	2
		Appraisal - Photos Missing	2
		Appraisal is Expired	1
		Appraisal is Missing	3
		Condo - Warrantability	2
		Loan Purpose is Purchase but Purchase Contract Doc is Missing	4
		Missing Appraisal	2
		Missing Doc - 3rd Party Valuation Product/Missing	22
		Missing Doc - Documentation Missing	1
		Missing Doc - Updated Completion Report (442/1004D) Missing	3
		Missing HOA/Condo Certification	1
		Missing Homeowner's Association Questionnaire	2
		No Property Findings	3
		Other Property/Value Finding	1
		Property Type does not meet eligibility requirement(s)	1
		Subject property appraisal is not on an as-is basis (Primary Value)	2
		Third party valuation product to support appraisal value is missing	2
		VP - CU or LCAs should not be entered on 2nd lien loans	1
		Value - Field Review Supports Value within 10%	1
		Value - Value is supported within -10% of original appraisal amount	360
		Total Property Grade (A) Exceptions	417
Property	B	Appraisal - Miscellaneous	1
		Appraisal - Other	1
		Condo - Warrantability	2
		Property Issue - Property Flip	1
		Total Property Grade (B) Exceptions	5

TAPE INTEGRITY REVIEW RESULTS SUMMARY

As part of the Credit, Property and Compliance Reviews, MaxDiligence captured data from the source documents and compared it to a data tape provided by Client. MaxDiligence provided Client a Data Discrepancy Report which shows the differences between the tape data and the data captured by MaxDiligence during the diligence process.

Of the 410 mortgage loans reviewed, 272 unique mortgage loans (by loan count) had a total of 595 different tape discrepancies across 53 data fields (some mortgage loans may have had more than one). A blank or zero value on the data tape when an actual value was captured by MaxDiligence was not treated as a data variance.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance
All Borrower Total Income	1	410	0.24%
Amortization Term	28	410	6.83%
Borrower 1 Citizen	11	410	2.68%
Borrower 1 FTHB	7	410	1.71%
Borrower 1 First Name	5	410	1.22%
Borrower 1 Last Name	4	410	0.98%
Borrower 1 Marital Status	1	410	0.24%
Borrower 1 SSN	2	410	0.49%
Borrower 1 Self-Employment Flag	5	410	1.22%
Borrower 2 Citizen	1	410	0.24%
Borrower 2 First Name	3	410	0.73%
Borrower 2 Marital Status	1	410	0.24%
Borrower 2 SSN	1	410	0.24%
Borrower 2 Self-Employment Flag	1	410	0.24%
Calculated DSCR	117	410	28.54%
Escrow Waiver in File	12	410	2.93%
Final Qualifying Property Value	115	410	28.05%
First Payment Date	1	410	0.24%
Initial Monthly P&I Or IO Payment	15	410	3.66%
Interest Only Flag	1	410	0.24%
Loan ID	4	410	0.98%
Loan Purpose	2	410	0.49%
Loan Type	130	410	31.71%
Maturity Date	1	410	0.24%
Number of Units	1	410	0.24%
Other Property Coverage Monthly Premium	1	410	0.24%
Prepayment Penalty	21	410	5.12%
Prepayment Penalty Flag	1	410	0.24%
Primary Appraisal Date	4	410	0.98%
Primary Appraised Property Value	1	410	0.24%
Property Address	3	410	0.73%
Property Type	14	410	3.41%
Qualifying CLTV	16	410	3.90%
Qualifying FICO	55	410	13.41%
Qualifying LTV	9	410	2.20%

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review, or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Property Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.